                                                                  EXHIBIT 10(ii)


                  SECOND AMENDMENT TO JOINT VENTURE AGREEMENT
                                      OF
                       FUND VIII AND FUND IX ASSOCIATES

  THIS SECOND AMENDMENT TO JOINT VENTURE AGREEMENT (the "Second Amendment") is made and entered into as of the 7th day of January, 1997, by and between WELLS REAL ESTATE FUND VIII, L.P. ("Fund VIII"), a Georgia limited partnership having Leo F. Wells, III and Wells Partners, L.P., a Georgia limited partnership, as general partners, and WELLS REAL ESTATE FUND IX, L.P. ("Fund IX"), a Georgia limited partnership also having Leo F. Wells, III and Wells Partners, L.P., a Georgia limited partnership, as general partners (each of the parties hereto is referred to herein as a "Venturer" and together as the "Venturers").

                                 W I T N E S S E T H :

  WHEREAS, the Venturers have previously formed a joint venture (the "Joint Venture") pursuant to that certain Joint Venture Agreement of Fund VIII and Fund IX Associates dated June 10, 1996, as amended by that certain First Amendment to Joint Venture Agreement of Fund VIII and Fund IX Associates dated October 10, 1996 (collectively, the "Joint Venture Agreement"); and

  WHEREAS, the Joint Venture was formed for the acquisition, ownership, development, leasing, operation, sale and management of certain "Properties" described on Exhibit "A" to the Joint Venture Agreement; and

  WHEREAS, the Joint Venture has previously acquired two properties, one of which is located in Dane County, Wisconsin, which is described on Exhibit "A" to the Joint Venture Agreement, and one of which is located in Dallas County, Texas, which is described on Exhibit "A" to the First Amendment to Joint Venture Agreement; and

  WHEREAS, the Venturers now desire to cause the Venture to acquire a third property located in Orange County, California, which is more particularly described on Exhibit "A" to this Second Amendment (the "New Property"), and the Venturers desire to amend the Joint Venture Agreement to contemplate the acquisition of the New Property by the Venture.

  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree, and the Joint Venture Agreement is hereby amended, as follows:

                                      I.

                           AMENDMENT TO SECTION 1.23

  Section 1.23 of the Joint Venture Agreement is hereby amended and restated in its entirety as follows:


        "1.23 "Property" means any particular tract of land (and all rights and
               --------
     appurtenances incident thereto) acquired and owned by the Venture and all improvements located, constructed or developed thereon, as more particularly described on Exhibit "A" hereto, as may be amended from time to time, including that certain real property located in Dane County, Wisconsin, as more particularly described on Exhibit "A" to the Joint Venture Agreement, that certain real property located in Dallas County, Texas, as more particularly described on Exhibit "A" to the First Amendment to Joint Venture Agreement, and that certain real property located in Orange County, California, as more particularly described on Exhibit "A" to the Second Amendment to Joint Venture Agreement."

                                      II.

                           AMENDMENT TO SECTION 3.1

  Section 3.1 of the Joint Venture Agreement is hereby amended and restated in its entirety as follows:

  "3.1  Capital Contributions.  The parties hereto hereby acknowledge, agree and
        ---------------------
confirm that, as of December 31, 1996, the amount of aggregate Capital Contribution made to the Venture by each of the Venturers and the Distribution Percentage Interest of each of the Venturers was as follows:

                                       Distribution
                        Capital         Percentage
        Venturer     Contributions       Interest
        -----------  -------------     -------------
        Fund VIII       $4,725,614         49.88%
        Fund IX         $4,748,973         50.12%

  The Venturers shall make Capital Contributions to the Venture for the acquisition of the New Property in such relative amounts as are mutually agreed to by the Venturers, and shall from time to time make such additional Capital Contributions to the Venture in such amounts as are agreed to by the Venturers."

                                     III.

                           AMENDMENT TO EXHIBIT "A"

  The Exhibit "A" of the Joint Venture Agreement is hereby amended by adding Exhibit "A" hereto to, and making said Exhibit "A" hereto a part of, Exhibit "A" to the Joint Venture Agreement.

                                      IV.

                                RECERTIFICATION

  Except as specifically amended hereby, the Joint Venture Agreement shall continue and remain in full force and effect.

  IN WITNESS WHEREOF, the undersigned Venturers have executed this Second Amendment to Joint Venture Agreement to Fund VIII and Fund IX Associates under seal as of the day and year first above written.

                                WELLS REAL ESTATE FUND VIII, L.P.
                                A Georgia Limited Partnership

                                By:  Wells Partners, L.P.
                                     A Georgia Limited Partnership
                                     (As General Partner)

                                     By:  Wells Capital, Inc.
                                          A Georgia Corporation
                                          (As General Partner)

Signed, sealed and delivered              By: /s/ Leo F. Wells, III
in the presence of:                          -----------------------------
                                              Leo F. Wells, III
                                              President
/s/ Caryl Jamieson
----------------------------
Unofficial Witness                            [Corporate Seal]

/s/ Martha Jean Cory
----------------------------
Notary Public

Signed, sealed and delivered    By: /s/ Leo F. Wells, III
in the presence of:                ----------------------------------------
                                   Leo F. Wells, III
                                   General Partner
/s/ Caryl Jamieson
----------------------------
Unofficial Witness

/s/ Martha Jean Cory
----------------------------
Notary Public

                                   WELLS REAL ESTATE FUND IX, L.P.
                                   A Georgia Limited Partnership

                                   By:  Wells Partners, L.P.
                                        A Georgia Limited Partnership
                                        (As General Partner)

                                        By:  Wells Capital, Inc.
                                             A Georgia Corporation
                                             (As General Partner)

Signed, sealed and delivered                 By: /s/ Leo F. Wells, III
in the presence of:                             ----------------------------
                                                Leo F. Wells, III
                                                President
/s/ Caryl Jamieson
----------------------------
Unofficial Witness                                  [Corporate Seal]

/s/ Martha Jean Cory
----------------------------
Notary Public


Signed, sealed and delivered       By: /s/ Leo F. Wells, III
in the presence of:                   --------------------------------------
                                      Leo F. Wells, III
                                      General Partner
/s/ Caryl Jamieson
----------------------------
Unofficial Witness

/s/ Martha Jean Cory
----------------------------